SECURITIES AND EXCHANGE COMMISSION
                           	Washington, D.C.  20549

                                   	FORM 8-K

                                	CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  	May 12, 1998

                              	ROYAL OAK MINES INC.
	             -----------------------------------------------------
             	(Exact name of registrant as specified in its charter)

                         	Commission File Number 1-4350

ONTARIO, CANADA        		                		98-0160821
-------------------------------            -------------------------------
(State or other jurisdiction of 			       	(I.R.S. Employer Identification
incorporation or organization)			         	No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                    	98033
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(Address of principal executive offices)			(Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code

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Item 5.   Other Events

On May 12, 1998, the Registrant issued the press release set forth as Exhibit 99.1 hereto, which press release is hereby incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

	(C) Exhibits

99.1 Royal Oak Mines Inc. press release, dated May 12,
1998.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ROYAL OAK MINES INC.


Date:	May 12, 1998		                        	By: /s/ James H. Wood
                                             ---------------------
                                             James H. Wood
                                             Chief Financial Officer